UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2006
(Date of earliest event reported)

Access Integrated Technologies, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-51910	22-3720962
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

55 Madison Avenue, Suite 300, Morristown, New Jersey	07960
(Address of principal executive offices)	(Zip Code)

973-290-0080
(Registrant’s telephone number, including area code)

             Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01. Entry into a Material Definitive Agreement
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
Signatures
Exhibit Index

Item 1.01. Entry into a Material Definitive Agreement

On October 5, 2006, Access Integrated Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Purchase Agreement”) with the purchasers party thereto (the “Purchasers”) pursuant to which the Company issued 8.5% Senior Notes (the “Notes”) in the aggregate principal amount of $22,000,000 (the “Private Placement”). The term of the Notes is one year and may be extended for up to two 90-day periods at the discretion of the Company if certain market conditions are met. Interest on the Notes may be paid in cash or, at the Company’s option and subject to certain conditions, in shares of its Class A Common Stock (the “Common Stock”).

The Company will issue shares of Common Stock to the Purchasers as payment of interest owed under the Note at a rate of 2.125 shares per $1,000 principal value of Notes (“Additional Interest”) paid quarterly, subject to adjustment based on the then current price of the Common Stock. Pursuant to the Notes, the Company issued 46,750 shares as payment of the first quarterly interest on the Notes. Subsequent Additional Interest payments will be made quarterly in arrears at the end of each quarterly period beginning March 31, 2007.

The Company may prepay the Notes in whole or in part, without penalty, subject to paying the Additional Interest. The proceeds of the Private Placement will be used for the expansion of the Company’s digital cinema rollout plans to markets outside of the United States, and any one or more of the following: (i) the payment of certain existing outstanding indebtedness of the Company due within twelve months of the issuance of the Notes, (ii) working capital and (iii) other general corporate purposes, including acquisitions.

The Purchase Agreement also requires the Notes to be guaranteed by each of the Company’s existing and, subject to certain exceptions, future subsidiaries (the “Guarantors”), other than Christie/AIX, Inc. and UniqueScreen Media, Inc. and their respective subsidiaries. Accordingly, each of the Guarantors entered into a subsidiary guaranty (the “Subsidiary Guaranty”) with the Purchasers pursuant to which it guaranteed the obligations of the Company under the Notes.

The Company also entered into a Registration Rights Agreement with the Purchasers pursuant to which the Company agreed to register the resale of any shares of its Common Stock issued pursuant to the Notes at any time and from time to time. The Purchase Agreement, Notes, Registration Rights Agreement and Subsidiary Guaranty contain representations, warranties, covenants and events of default as are customary for transactions of this type and nature.

On October 5, 2006, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

The foregoing descriptions of the Purchase Agreement, Notes, Registration Rights Agreement and Subsidiary Guaranty do not purport to be complete and are qualified in their entirety by reference to such agreements, which are filed herewith as Exhibit 2.1, Exhibit 4.1, Exhibit 4.2 and Exhibit 10.1, respectively.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On October 5, 2006, the Company entered into the Purchase Agreement and the Notes (as more fully described in Item 1.01 above and incorporated by reference herein) pursuant to which the Company borrowed $22,000,000 (the “Borrowing”). The terms of the Borrowing, including the term, interest payment terms and use of proceeds are described more fully in Item 1.01 above.

Item 3.02. Unregistered Sales of Equity Securities

On October 5, 2006, the Company issued 46,750 shares of unregistered Common Stock to the Purchasers in connection with issuance of the Notes (as more fully described under Item 1.01 above and incorporated by reference herein). These shares were issued in reliance upon applicable exemptions from registration under Section 4(2) and Regulation D of the Securities Act of 1933, as amended. Additional shares of the Company’s Common Stock shall be issued in payment of Additional Interest payments and, interest payments, at the option of the Company, under the Notes. The resale of all shares of the Company’s Common Stock issued pursuant to the Notes is required to be registered upon the terms and conditions of the Registration Rights Agreement.

On July 31, 2006, in connection with the acquisition by the Company of all of the outstanding shares of capital stock of UniqueScreen Media, Inc., the Company issued 974,184 shares of unregistered Common Stock as part of the purchase price. There was no underwriter associated with the privately negotiated transaction. These shares were issued in reliance upon applicable exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

2.1	Securities Purchase Agreement, dated October 5, 2006, by and among the Company and certain purchasers.
4.1	Form of Note to be issued to purchasers pursuant to the Securities Purchase Agreement, dated October 5, 2006, by and among the Company and certain purchasers.
4.2	Registration Rights Agreement, dated October 5, 2006, by and among the Company and certain purchasers.
10.1	Subsidiary Guaranty in favor of the holders of certain notes, dated October 5, 2006, by Access Digital Media, Inc., Core Technology Services, Inc., Hollywood Software, Inc., FiberSat Global Services Inc. and PLX Acquisition Corp.
99.1	Access Integrated Technologies, Inc. press release, dated dated October 5, 2006.

SIGNATURE

Pursuant to the requirements of Section 13 or 15 (d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Dated as of October 5, 2006

ACCESS INTEGRATED TECHNOLOGIES, INC. By: /s/ Gary S. Loffredo Name: Gary S. Loffredo Title: Senior Vice President — Business Affairs, General Counsel and Secretary

EXHIBIT INDEX

2.1	Securities Purchase Agreement, dated October 5, 2006, by and among the Company and certain purchasers.
4.1	Form of Note to be issued to purchasers pursuant to the Securities Purchase Agreement, dated October 5, 2006, by and among the Company and certain purchasers.
4.2	Registration Rights Agreement, dated October 5, 2006, by and among the Company and certain purchasers.
10.1	Subsidiary Guaranty in favor of the holders of certain notes, dated October 5, 2006, by Access Digital Media, Inc., Core Technology Services, Inc., Hollywood Software, Inc., FiberSat Global Services Inc. and PLX Acquisition Corp.
99.1	Access Integrated Technologies, Inc. press release, dated dated October 5, 2006.